UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

February 20, 2006

Heartland Bancshares, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Indiana

(State or Other Jurisdiction of Incorporation)

333-32245 (Commission File Number)	35-2017085 (IRS Employer Identification No.)
420 North Morton Street, Franklin, Indiana (Address of Principal Executive Offices)	46131 (Zip Code)

(317) 738-3915

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Other Events, Financial Statements and Exhibits

Item 8.01.	Other Events.

Cash Dividend

The Board of Directors of Heartland Bancshares, Inc. (the "Company") has declared a cash dividend of $0.05 per share. The full text of the press release issued on February 27, 2006, in connection with the cash dividend is filed as Exhibit 99 to this current report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements And Exhibits.

(c)	Exhibits

99	Press Release, February 27, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2006	HEARTLAND BANCSHARES, INC. By: /s/ Steven L. Bechman Steven L. Bechman, President

EXHIBIT INDEX

99	Press release issued by the Company on February 27, 2006.